GINTEL FUND Summary of Investment Results


The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in Gintel Fund is $5,000, except for IRA accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.


                         Summary of Investment Results
--------------------------------------------------------------------------------
                         Gintel Fund*         S&P 500**        Russell 2000***

2002 (6 mos.)             -10.85%              -13.16%             -4.70%
2001                      -17.45%              -11.91%              2.49%
2000                      -34.35%               -9.15%             -3.02%
1999                       81.52%               21.03%             21.26%
1998                      -10.95%               28.57%             -2.55%
1997                       29.22%               33.34%             22.36%


Average Annual
Total Rate of Return
--------------------
1-Year(1)                 -33.24%              -17.99%             -8.60%

5-Year(1)                  -1.76%                3.66%              4.44%

10-Year(1)                  5.22%               11.43%             10.96%


* Investment results are net of expenses, with dividends and capital gains reinvested. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

** The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

*** The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. You cannot invest directly in an index.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. This Annual Report must be preceded or accompanied by a current prospectus.

1 Annualized



July 2, 2002
Fellow Shareholders:

For the first six months of 2002 our Fund's net asset value per share declined by 10.85%1, compared to declines of 6.97%, 13.22% and 4.70% in the Dow Jones Industrial Average, S&P 500, and Russell 2000, respectively, with dividends reinvested. At the end of the second quarter our cash position totaled $55,274,725, or 64.3% of the Fund's total net assets.

The collapse of the market, as illustrated by the declines in the major indices, has been formidable, but uneven. From 1995 to its peak in early 2000, the Dow rose 206% from 3,832 to 11,723; the S&P 500 rose 233% from 459 to 1,527; and the
NASDAQ Composite increased 579% from 744 to 5,049. Since these peaks the Dow has given up 31% of its gains, the S&P 500 is down 50%, and the NASDAQ has retraced 83% of its gains.

Several major developments contributed to this severe market decline. They include the bursting of the dot-com bubble starting in early 2000; the investment spending and earnings collapse in the telecom/technology industry from the second half of 2000 through early 2001; the significantly changed geopolitical scene after September 11th; and disclosures of major corporate scandals regarding accounting irregularities and fraud. All of the above took place amidst generally declining economic trends.

Significant overcapacity in the telecom and technology sectors, partly stemming from exaggerated expectations of growth in the Internet, led to sharp declines in capital spending in these areas at a time when major questions were raised concerning the earnings growth prospects and poor balance sheets of individual companies. Continuing throughout 2001 and into 2002, the telecom bubble kept deflating, with a significant number of companies running into financial difficulties -- many going bankrupt. As a result, technology spending was negatively affected, leading to major downward revisions to earnings forecasts. At the same time, a number of large and small technology companies announced severe financial problems, in some cases compounded by questionable accounting practices.

The terrorist attacks of September 11th eroded financial markets and consumer confidence both here and abroad, even further. As though these events were not enough to undo the market, corporate accounting scandals were uncovered, raising questions about actual reported earnings. These scandals now involve so many companies and market sectors that investors, suffering a crisis of confidence, are limiting their participation in the market.

The major questions facing investors today relate to how long until economic conditions resume a stronger growth rate; how long until balance sheet difficulties are successfully addressed; and how long until earning power is restored? The bullish point of view is that the economy is in the process of recovering and that corporate profits will improve sharply in the second half of this year. We are not as confident and repeat here what we wrote you a year ago:

     "We do not believe it prudent to be more heavily committed to the stock market at this time. We would prefer to wait for signs of a more positive economic and market scenario to unfold before committing more heavily to equities, recognizing that we may well miss some market opportunity if we have been too conservative in our approach."

Although the United States economy appears to be recovering, first quarter 2002 gains come mostly from inventory liquidation and higher government spending. Moreover, the outlook with respect to any significant increase in capital spending through the first half of 2003 remains questionable, and consumer spending, which has led our economic boom for so long, shows signs of weakness. Our point of view is that while we see modest economic growth for the balance of this year, it will not be sufficient to sustain a renewed bull market.

If we are coming out of a short-lived recession as many suggest, we will do so without the benefits that helped previous recoveries. Interest and consumer saving rates are near historic lows; consumer confidence is eroding; consumer debt is near a record high. Mortgage refinancings have provided a strong impetus to consumer spending and economic growth during the last several years, but they may contract if interest rates rise from current low levels, as expected.

Furthermore, the value of the United States dollar, which rose sharply from the early 1990's through 2001, has begun to decline against other major foreign currencies. While a lower dollar would aid earnings of those companies with major international business exposure and hopefully increase United States exports, it would also add to domestic inflation trends on imported goods. A weaker dollar could make it more difficult to attract foreign funds necessary to finance the near-record United States trade deficit. Any increase in our inflation rate usually foreshadows somewhat lower equity valuations.

While we believe the United States may be coming out of recession, we feel the recovery may be slow. We are concerned that any major increase in consumer savings patterns, and corresponding reduction in spending, could further limit this growth. Additionally, the combination of lower economic growth and much higher government spending may cause the United States to incur a $165 billion deficit for the fiscal year ending October 2002, with even higher deficits in the years beyond.

The most commonly used valuation methodology is the price/earnings (P/E) multiple, which varies from period to period depending on inflation rates and economic and earnings growth. Historically, the average P/E multiple for the S&P 500 was approximately 14x earnings. The S&P 500 is most commonly used because it is a broader index than the 30-stock Dow Jones Industrial Average. During times of lower inflation and somewhat higher economic growth, the P/E multiple tends to be higher -- in the 17x to 20x range. History reveals that at the height of past manias the S&P 500 was: 25.2x in 1901 -- Marconi's first transatlantic radio transmission; 32.6x in 1929 --prior to the Crash; and 24.1x in 1966 --the Kennedy-Johnson Bull Market. By contrast, in January 2000 at the height of the Internet boom, the S&P 500 multiple hit an all-time record 44.3x. It has since declined to its current level of around 25x estimated 2002 earnings, down considerably from its peak but still well above the longer-term norm.

While United States corporate profits grew at twice the pace of sales during the 1990's, it has become clear that some of this profit growth is not sustainable and that a portion of it may partially have come from creative accounting. While the NASDAQ and S&P 500 have given up a significant portion of the 1995-2000 gains, the Dow Jones Industrial Average is still near its all-time high. A further shakeout in the Dow is a distinct possibility, hopefully marking what may become the final stage of the current market correction.

We are not expecting major gains in the market indices over the near term. Economic growth will be gradual, not robust; earnings comparisons may look good but in many cases may have to be restated; valuations are high by any historic standard; and the treacherous political landscape promises an unsettled future. While we have been accurate in our economic and overall market analysis in recent years, causing us to maintain extremely high cash positions, we have made several costly mistakes in individual stocks. We have taken the time in this letter to explain why we have such a large cash position, because going forward we intend to keep our stock exposure minimal, focusing primarily on preserving capital rather than on attempting to make money at every market turn.

History teaches us that at some point the sun will shine again. If we are correct in our timing, we should make substantial capital gains from these seemingly low levels. In the aftermath of the Watergate fiasco, enormous profits were made from stocks that had sold at such cheap prices that they were essentially perpetual options selling at bargain basement prices. That opportunity may present itself to investors once again. We continue to remain concerned, cautious, and careful. We are prepared to continue to be patient, and ask that you do likewise.

As always, we are available here to answer any questions you might have. In fact, a number of shareholders have asked us whether our family and employee holdings in the Fund are still substantial. In answer to those questions, ownership of the Fund by employees and their families as of June 30, 2002, stood at 37%.

Sincerely,

/s/ Robert M. Gintel                                 /s/ Edward F. Carroll
Robert M. Gintel                                     Edward F. Carroll
Chairman                                             Investment Manager

1 The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.





GINTEL FUND Statement of Net Assets                               As of June 30, 2002

Number of Shares                                             Cost **     Market Value
---------------------------------------------------------------------------------------
              Common Stocks

              Insurance (11.64%)
5,000,000  *  Conseco, Inc.                                $42,007,606     $10,000,000

              Technology-Related (8.65%)
  475,000  *  CheckFree Corp.                                6,824,991       7,429,000

              Entertainment (5.38%)
  650,000  *f Imax Corporation                               7,990,040       3,679,650
   50,000     The Walt Disney Co.                            1,162,370         945,000

              Security Protection Systems (2.72%)
  200,000  *  Checkpoint Systems, Inc.                         921,277       2,340,000

              Technology (1.66%)
   60,000     Texas Instruments, Inc.                        1,860,063       1,422,000

              Financial Institutions (0.63%)
   46,300  *  Net.B@nk, Inc.                                   369,419         539,395

              Medical Instruments (0.53%)
  700,000  *  Milestone Scientific Corp.                       769,478         455,000

              Biotechnology (0.25%)
  100,000  *  Thermogenesis Corp.                              304,510         212,000

              Manufacturing & Service (0.21%)
   95,000  *  Chart Industries, Inc.                           120,756         183,350

   35,000     Miscellaneous Securities ***   (2.33%)         2,251,068       1,997,900

              Imputed Brokerage Commission on
              Securities Owned                                 317,500
---------------------------------------------------------------------------------------
              Total Common Stocks (34.00%)                  64,899,078      29,203,295
---------------------------------------------------------------------------------------

See notes to financial statements.



GINTEL FUND Statement of Net Assets (continued)                      As of June 30, 2002

Principal Amount                                               Cost **      Market Value
----------------------------------------------------------------------------------------
            Corporate Bonds

 1,500,000  Conseco, Inc.
            8.50%, due 10/15/02                              1,393,993       1,447,500
----------------------------------------------------------------------------------------
            Total Corporate Bonds (1.69%)                    1,393,993       1,447,500
----------------------------------------------------------------------------------------
            Short Term Obligations

   519,000  GE Capital Corp. CP
            1.8702%, due 07/01/02                              519,000         519,000
14,018,000  U.S. Treasury Bill
            1.6410%, due 07/05/02                           14,015,539      14,015,539
11,013,000  U.S. Treasury Bill
            1.5700%, due 07/11/02                           11,008,350      11,008,350
11,013,000  U.S. Treasury Bill
            1.6800%, due 07/18/02                           11,004,939      11,004,939
17,000,000  U.S. Treasury Bill
            1.7400%, due 07/25/02                           16,982,093      16,982,093
---------------------------------------------------------------------------------------
            Total Short-Term Obligations (62.32%)           53,529,921      53,529,921
---------------------------------------------------------------------------------------
            Total Investments (98.01%)                    $119,822,992      84,180,716
                                                          ============
            Assets in Excess of Other Liabilities   (1.99)%                  1,712,482
---------------------------------------------------------------------------------------
            Net Assets Applicable to Outstanding Shares (100.00%)          $85,893,198
=======================================================================================
            Net Asset Value Per Share -- based on 8,572,669 shares
            of beneficial interest (offering and redemption price)              $10.02
=======================================================================================



*        Non-income producing investments.
**       Cost basis for federal income tax purposes.
***      Includes 4 stocks, all of which are
         income-producing investments.
f        Foreign.

See notes to financial statements.



GINTEL FUND Statement of Operations           For the Six Months Ended June 30, 2002
                                                                         (Unaudited)

Investment Income:
Interest                                                                    $607,431
Dividends                                                                     38,396
                                                                        ------------
Total Investment Income                                                      645,827


Expenses:
Administrative expense                                      457,428
Investment advisory fees                                    479,559
Other expenses                                               29,009
                                                       ------------
Total Expenses                                                               965,996
                                                                        ------------

Net investment (loss)                                                      (320,169)

Net realized gain on investments                          1,161,101

Change in unrealized appreciation (depreciation)
of investments                                         (11,413,178)
                                                      ------------
Net (loss) on investments                                               (10,252,077)
                                                                       ------------
Net (decrease) in net assets resulting from operations                 $(10,572,246)
                                                                       ============



See notes to financial statements.



GINTEL FUND Statements of Changes in Net Assets

                                                Six Months Ended
                                                   June 30, 2002         Year Ended
                                                     (Unaudited)  December 31, 2001
                                                ---------------   -----------------

Operations:
Net investment loss                                   $(320,169)         $(174,701)
Net realized gain (loss) on investments                1,161,101        (4,887,867)
Change in unrealized appreciation (depreciation)
of investments                                      (11,413,178)       (17,120,051)
                                                   ------------       ------------
Net (decrease) from operations                      (10,572,246)       (22,182,619)

Distributions to Shareholders:
Net investment income                                          -          (316,316)
                                                   ------------       ------------
Net decrease from distributions to shareholders                -          (316,316)

Capital Share Transactions:
Proceeds from shares issued                              141,055          7,391,933
Reinvestment of dividends                                      -            289,736
Cost of shares repurchased                           (4,561,445)       (14,739,758)
                                                   ------------       ------------
Net (decrease) from capital share transactions       (4,420,390)        (7,058,089)

Total (decrease) in net assets                      (14,992,636)       (29,557,024)
Net assets - beginning of period                    100,885,834        130,442,858
                                                   ------------       ------------
Net assets - end of period                          $85,893,198       $100,885,834
                                                   ============       ============
Net Assets Consist of:
Capital stock                                       $126,750,864       $131,171,254
Undistributed net investment (loss)                  (1,708,271)        (1,388,103)
Undistributed net realized (loss)
from security transactions                           (3,654,621)        (4,815,721)
Net unrealized (depreciation) on investments        (35,494,774)       (24,081,596)
                                                   ------------       ------------
Net assets                                          $85,893,198       $100,885,834
                                                   ============       ============



See notes to financial statements.



GINTEL FUND Financial Highlights
(Per share Income and Capital Changes)


                                   Six Months Ended                         Year Ended December 31,
                                            6/30/02
                                        (Unaudited)        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------
Net Asset Value
Beginning of Year                            $11.24       $13.65     $29.37      $16.18        $21.78

Income (loss) from
Investment operations
Net investment income (loss)                  (0.06)       (0.03)      0.03       (0.09)         0.12
Net realized and unrealized
gain (loss) on securities                     (1.16)       (2.35)     (7.37)      13.28         (2.71)
------------------------------------------------------------------------------------------------------
Total from Investment Income (Loss)           (1.22)       (2.38)     (7.34)      13.19         (2.59)
------------------------------------------------------------------------------------------------------
Less: Distributions
Net investment income                             -        (0.03)         -           -         (0.11)
Capital gains                                     -            -      (8.38)          -         (2.90)
------------------------------------------------------------------------------------------------------
Total Distributions                               -        (0.03)     (8.38)          -         (3.01)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $10.02       $11.24     $13.65      $29.37        $16.18
======================================================================================================
Total Return                                  (10.9%)(1)   (17.5%)    (34.4%)      81.5%        (11.0%)
------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                              $85,893     $100,886   $130,443    $221,677      $144,419
Ratio of operating expenses to
average net assets                              2.3%         2.0%       1.9%        1.9%          1.7%
Ratio of net investment income
(loss) to average net assets                   (0.9%)       (0.1%)     (0.6%)      (0.5%)         0.6%
Portfolio turnover rate                        13.1%        32.1%      62.6%       95.3%         61.4%



(1) Not annualized.

See notes to financial statements.



GINTEL FUND Notes to Financial Statements              June 30, 2002 (Unaudited)

(Note A) - Organization:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(Note B) - Significant Accounting Policies:

 1. Security Valuation:

Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

 2. Federal Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision, if any, is required. The Fund did not distribute any ordinary income for the year ended December 31, 2001.

 3. Other:

As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

 4. Use of estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

(Note C) - Investment Advisory Agreement:

The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

(Note D) - Administrative Services Agreement:

The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

(Note E) - Imputed Commissions:

The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the six months ended June 30, 2002, the Fund estimated imputed brokerage commissions to be $114,000 which decreased administrative expense, and thereby decreased net investment loss by $114,000, increased unrealized appreciation by $69,000, and decreased realized gains by $45,000.

(Note F) - Other Matters:
1. Investments:

Unrealized appreciation at June 30, 2002                             $2,308,810
Unrealized depreciation at June 30, 2002                            (37,633,584)
Imputed commissions on securities owned                                (317,500)
                                                                    ------------
                                                                   $(35,642,274)
                                                                    ============

                                                                Six Months Ended
                                                                   June 30, 2002
                                                                ----------------
Purchases of securities other than short-term investments            $8,399,459
Sales of securities other than short-term investments                $4,833,929

2. Capital Stock (in shares):

                                          Six Months Ended            Year Ended
                                             June 30, 2002     December 31, 2001
                                              ------------     -----------------
                                              (Unaudited)
Shares issued                                      12,503               477,761
Shares reinvested                                       -                21,933
Shares repurchased                               (418,058)           (1,078,905)
                                             ------------          ------------
Net increase (decrease)                          (405,555)             (579,211)
                                             ============          ============
 GINTEL FUND Investment Staff



Robert M. Gintel

     Robert Gintel has spent his entire business career in the investment industry with more than 45 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Asset Management, Inc. He is also Senior Member and founder of Gintel & Co., a member of the National Association of Securities Dealers and associate member of the American Stock Exchange, and Chairman of the Board and Chief Executive Officer of Gintel Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations. He has lectured and written articles on investments and has appeared on Wall Street Week and other television and radio programs.

Edward F. Carroll

     Ed Carroll joined Gintel Asset Management, Inc. in 1983 and is a member of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 40-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.

R. Baxter Brown

     Baxter Brown was an original partner of Robert Gintel and co-founder of Gintel & Co. After seventeen years as Chief Executive Officer of Baxter Brown & Company and Brown Asset Management, he rejoined the Gintel Group. Mr. Brown is Senior Vice President of Gintel Asset Management Inc. and a member of Gintel & Co. He began his career in 1956 with the NYSE firm of J.C. Bradford & Co. and became a general partner of that firm. He holds a B.A. degree in Economics and Business Administration from Vanderbilt University.

GINTEL FUND Trustees and Officers


Robert M. Gintel    Chairman, Trustee, and Chief Executive Officer
                    Chairman   and  Chief   Executive   Officer,   Gintel  Asset
                    Management, Inc.; Senior Member and Chief Executive Officer,
                    Gintel & Co.


Thomas H. Lenagh    Trustee
                    Financial Consultant;  formerly Chairman and Chief Executive
                    Officer of Greiner Engineering Co.; Director,  Adams Express
                    Co., Petroleum & Resources, Inc., ICN Pharmaceuticals, Inc.,
                    Cornerstone Group, Inrad Corporation.


Francis J. Palamara Trustee
                    Business Consultant; previously Director and Executive Vice President of ARA Services, Inc.; formerly Executive Vice President and Chief Operating Officer of the New York Stock Exchange, Inc.; Director, Glenmede Funds.


Russel R. Taylor    Trustee
                    Associate Professor of Management and Marketing, Director of
                    H.W. Taylor Institute of Entrepreneurial Studies, College of
                    New Rochelle; Founder of Russel Taylor, Inc.


Stephen G.
Stavrides           Trustee,  President,  and Treasurer President,  Gintel Asset
                    Management, Inc.; Member and President, Gintel & Co.


Fay Dallas-Browne   Secretary and Assistant Treasurer


Investment Advisor                  Gintel Group
Gintel Asset Management, Inc.       U.S. Bancorp Fund Services, LLC
6 Greenwich Office Park             P.O. Box 701
Greenwich, CT 06831-5197            Milwaukee, WI 53201-0701
203-622-6400                        800-344-3092